Revenue Recognition	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
Revenue Recognition

4.   Revenue Recognition

The Company’s revenues primarily consist of tuition revenue arising from educational services provided in the form of classroom instruction and online courses. Tuition revenue is deferred and recognized ratably over the period of instruction, which varies depending on the course format and chosen program of study. Strayer University’s educational programs and Capella University’s GuidedPath classes typically are offered on a quarterly basis and such periods coincide with the Company’s quarterly financial reporting periods, while Capella University’s FlexPath courses are delivered over a twelve-week subscription period.

The following table presents the Company’s revenues from contracts with customers disaggregated by material revenue category for the years ended December 31, 2017, 2018, and 2019 (in thousands):

	2017	2018	2019
Strayer University Segment
Tuition, net of discounts, grants and scholarships	$433,938	$455,765	$517,586
Other(1)	20,913	22,074	19,383
Total Strayer University Segment	454,851	477,839	536,969

Capella University Segment
Tuition, net of discounts, grants and scholarships	—	148,168	438,676
Other(1)	—	8,178	21,492
Total Capella University Segment	—	156,346	460,168

Consolidated revenue	$454,851	$634,185	$997,137
(1)	Other revenue is primarily comprised of academic fees, sales of textbooks, other course materials, and other revenue streams.

During the first quarter of fiscal year 2020, we changed our organizational structure resulting in two reportable segments: Strayer University segment and Capella University segment. As a result, we have retrospectively reassigned the revenue balance to reflect our new segment structure.

Revenues are recognized when control of the promised goods or services is transferred to customers in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods and services. The Company applies the five-step revenue model under ASC 606 to determine when revenue is earned and recognized.

Arrangements with students may have multiple performance obligations. For such arrangements, the Company allocates net tuition revenue to each performance obligation based on its relative standalone selling price. The Company generally determines standalone selling prices based on the prices charged to customers and observable market prices. The standalone selling price of material rights to receive free classes in the future is estimated based on class tuition prices and likelihood of redemption based on historical student attendance and completion behavior.

At the start of each academic term or program, a contract liability is recorded for academic services to be provided and a tuition receivable is recorded for the portion of the tuition not paid in advance. Any cash received prior to the start of an academic term or program is recorded as a contract liability. Some students may be eligible for scholarship awards, the estimated value of which will be realized in the future and is deducted from revenue when earned, based on historical student attendance and completion behavior. Contract liabilities are recorded as a current or long-term liability in the consolidated balance sheets based on when the benefit is expected to be realized.

Course materials available through Capella University enable students to access electronically all required materials for courses in which they enroll during the quarter. Revenue derived from course materials is recognized ratably over the duration of the course as the Company provides the student with continuous access to these materials during the term. For sales of certain other course materials, the Company is considered the agent in the transaction, and as such, the Company recognizes revenue net of amounts owed to the vendor at the time of sale. Revenues also include certain academic fees recognized within the quarter of instruction, and certificate revenue and licensing revenue, which are recognized as the services are provided.

Graduation Fund

In 2013, Strayer University introduced the Graduation Fund, which allows new undergraduate students to earn tuition credits that are redeemable in the final year of a student’s course of study if he or she successfully remains in the program. New students registering in credit-bearing courses in any undergraduate program receive one free course for every three courses that are successfully completed. Students must meet all of Strayer University’s admission requirements, and must be enrolled in a bachelor’s degree program. The Company’s employees and their dependents are not eligible for the program. Students who have more than one consecutive term of non-attendance lose any Graduation Fund credits earned to date, but may earn and accumulate new credits if the student is reinstated or readmitted by Strayer University in the future.

Revenue from students participating in the Graduation Fund is recorded in accordance with ASC 606. The Company defers the value of the related performance obligation associated with the credits estimated to be redeemed in the future based on the underlying revenue transactions that result in progress by the student toward earning the benefit. The Company’s estimate of the benefits that will be redeemed in the future is based on its historical experience of student persistence toward completion of a course of study within this program and similar programs. Each quarter, the Company assesses its methodologies and assumptions underlying these estimates, and to date, any adjustments to the estimates have not been material. The amount estimated to be redeemed in the next 12 months is $19.6 million and is included as a current contract liability in the consolidated balance sheets. The remainder is expected to be redeemed within two to four years.

The table below presents activity in the Graduation Fund for the years ended December 31, 2018 and 2019 (in thousands):

	December 31,	December 31,
	2018	2019
Balance at beginning of period	$37,400	$43,329
Revenue deferred	27,349	30,071
Benefit redeemed	(21,420)	(23,759)
Balance at end of period	$43,329	$49,641

Unbilled receivables – Student tuition

Academic materials may be shipped to certain new undergraduate students in advance of the term of enrollment. Under ASC 606, the materials represent a performance obligation to which the Company allocates revenue based on the fair value of the materials relative to the total fair value of all the performance obligations in the arrangement with the student. When control of the materials passes to the student in advance of the term of enrollment, an unbilled receivable and related revenue is recorded. Following adoption of ASC 606 on January 1, 2018, the balance of unbilled receivables related to such materials was $1.3 million as of December 31, 2019, and is included in tuition receivable.